UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2010

VISANT HOLDING CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112055	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Main Street Armonk, New York		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Cash Tender Offers and Consent Solicitations for Certain Series of Notes

On September 7, 2010, Visant Holding Corp. (“Holding”) and Visant Corporation (“Visant”) jointly issued a press release announcing that they each plan to commence tender offers on September 7, 2010 to purchase for cash any and all of their issued and outstanding notes. Holding plans to commence tender offers to purchase for cash its outstanding 10.25% Senior Discount Notes due 2013 (the “10.25% Notes”) and its outstanding 8.75% Senior Notes due 2013 (the “8.75% Notes”). Visant plans to commence a tender offer to purchase for cash its outstanding 7.625% Senior Subordinated Notes due 2012 (the “7.625% Notes” and, collectively with the 10.25% Notes and the 8.75% Notes, the “Existing Notes”). In conjunction with the tender offers, Holding and Visant plan to solicit consents to the adoption of certain proposed amendments to the indentures governing the Existing Notes of the applicable series. Holding’s and Visant’s obligation to purchase the Existing Notes pursuant to the tender offers is conditioned upon the receipt by Visant of net proceeds from a private offering by Visant of new senior notes on terms and conditions satisfactory to Visant and new senior secured credit facilities to be entered into on terms and conditions satisfactory to Visant in replacement of the existing senior secured credit facilities. In addition, each tender offer is conditioned upon the satisfaction or waiver of the applicable conditions with respect to each other tender offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information disclosed in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1	Press release issued by Visant Holding Corp. and Visant Corporation regarding cash tender offers and consent solicitations for certain series of notes, dated September 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

Date: September 7, 2010	/S/ MARIE D. HLAVATY
Marie D. Hlavaty
Senior Vice President, Chief Legal Officer

Exhibit No.	Exhibit

99.1	Press release issued by Visant Holding Corp. and Visant Corporation regarding cash tender offers and consent solicitations for certain series of notes, dated September 7, 2010.